Exhibit 10.25

Third Amendment

to

Securities Purchase Agreement

This Third Amendment To Securities Purchase Agreement (this “Amendment”) is entered into as of March 30, 2021, by and between Medicine Man Technologies, Inc., a Nevada corporation (the “Company”), and Dye Capital Cann Holdings II, LLC, a Delaware limited liability company (the “Buyer”). Capitalized terms used but not defined herein shall have the meanings given them in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Buyer previously entered into the Securities Purchase Agreement, dated as of November 16, 2020, the Amendment to Securities Purchase Agreement, dated as of December 16, 2020, and the Second Amendment to Securities Purchase Agreement, dated as of February 3, 2021 (collectively, the “Purchase Agreement”);

WHEREAS, the Company issued and sold to the Buyer (a) 7,700 Shares on December 16, 2020, (b) 1,450 Shares on December 18, 2020, (c) 1,300 Shares on December 22, 2020, (d) 3,100 Shares on February 3, 2021, and (e) 3,800 Shares on March 2, 2021; and 4,000 Shares on March 30, 2021.

WHEREAS, the Company and the Buyer wish to amend the Purchase Agreement pursuant to this Amendment to provide for one or more additional Closings.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, covenants and considerations contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.      Amendment to Recital B and Section 1(a) of the Purchase Agreement. Recital B of the Purchase Agreement is hereby amended by replacing “17,000” with “21,350” and “February 23, 2021” with “March 30, 2021” and Section 1(a) of the Purchase Agreement is hereby amended by replacing “17,000” with “21,350.”

2.       Receipt of PPM Supplement. The Buyer and its advisors, if any, have been furnished with a copy of the Company’s Supplement No. 2 to Confidential Private Placement Memorandum, dated February 24, 2021 (the “PPM Supplement”) as well as a draft of the Company’s Form 10-K for the year ended December 31, 2020 to be filed with the U.S. Securities and Exchange Commission. The Buyer understands that its investment in the Securities involves a high degree of risk, including the risks outlined in the Confidential PPM and the PPM Supplement.

3.       Use of Proceeds. The Company will use the proceeds from the Closings contemplated by this Amendment for general corporate purposes, including working capital and the payment of outstanding accounts payable provided that in no event may the proceeds be used, directly or indirectly, for the redemption or repurchase of any securities of the Company or any of its Subsidiaries or repayment of any Indebtedness.

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4.       Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell Shares to the Buyer at the Closings contemplated by this Amendment is subject to the satisfaction, at or before each Closing, of the conditions to the Company’s obligation to sell set forth in Section 5(a) of the Agreement, other than Section 5(a)(iv) of the Agreement, which is hereby waived, and the following condition:

(a)       CRW Capital Cann Holdings, LLC (“CRW”) shall have waived its participation rights with respect to the issuance and sale of the Shares to the Buyer pursuant to Section 5 of the Letter Agreement between CRW and the Company dated February 26, 2021 (the “CRW Letter Agreement”).

7.       Conditions to the Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase Shares from the Company at the Closings contemplated by this Amendment is subject to the satisfaction, at or before each Closing, of the conditions to the Buyer’s obligation to purchase set forth in Section 6(a) of the Agreement, other than Sections 6(a)(ii), 6(a)(iii), 6(a)(iv), 6(a)(viii) and 6(a)(ix) of the Agreement, which are hereby waived, and the following conditions:

(a)       Other than as set forth in a Schedules attached hereto as Attachment A, the representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing. The Buyer shall have received a certificate, executed by an officer of the Company, dated as of the Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer in the form attached hereto as Attachment B.

(b)       CRW shall have waived its participation rights with respect to the issuance and sale of the Shares pursuant to Section 5 of the CRW Letter Agreement.

8.       Representations and Warranties of the Company. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Amendment, including the Purchase Agreement as amended by this Amendment. The execution and delivery of this Amendment and the consummation by the Company of the transactions contemplated hereby (including the Purchase Agreement as amended by this Amendment), including, without limitation, the issuance of the Shares, have been duly authorized by the Company’s Board of Directors and no further filing, consent or authorization is required by the Company, its Board of Directors or its stockholders. This Amendment has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies

9.       Miscellaneous.

(a)       This Amendment shall be automatically effective upon the execution and delivery hereof by the Company and the Buyer.

(b)       All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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(d)       This Amendment may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Either or both parties may execute this Amendment by facsimile signature or scanned signature in PDF format, and any such facsimile signature or scanned signature, if identified, legible and complete, shall be deemed an original signature and each of the parties is hereby authorized to rely thereon.

(e)       In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. In the event of any inconsistencies between this Amendment and the Purchase Agreement, the terms of this Amendment shall govern. Except as set forth above, the Purchase Agreement shall remain in full force and effect in accordance with its terms. References in the Purchase Agreement to “this Agreement” shall mean the Purchase Agreement as amended by this Amendment, except where the context otherwise requires.

(f)       The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators and other legal representatives.

[Signature Pages Follow]

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In Witness Whereof, the parties hereto have executed this Amendment as of the date set forth in the first paragraph above.

COMPANY:

Medicine Man Technologies, Inc.

By: /s/Nancy Huber
Name: Nancy Huber
Title: Chief Financial Officer

[Third Amendment to Securities Purchase Agreement]

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In Witness Whereof, the parties hereto have executed this Amendment as of the date set forth in the first paragraph above.

BUYER:

Dye Capital Cann Holdings II, LLC

By: Dye Capital & Company, LLC,
its Managing Member

By: /s/ Justin Dye
Name: Justin Dye
Title: Authorized Person

[Third Amendment to Securities Purchase Agreement]

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